UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On August 12, 2015, we issued a press release announcing our second quarter 2015 results. The release further announced that management would host a conference call to review our results for the quarter and our development plans, as well as the company’s latest corporate presentation via webcast on August 12, 2015, beginning at 5:00 P.M. EDT. A copy of the press release, a transcript of the conference call and the presentation are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

On August 7, 2015, we issued a press release announcing our intent to host a teleconference and live webcast on August 12th, 2015 to discuss second quarter 2015 financial results and review the company’s development plans. A copy of the press release is furnished as Exhibit 99.4 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated August 12, 2015, entitled “Cellectar Biosciences Announces 2nd Quarter Financial Results”

99.2	Transcript of conference call from August 12, 2015, reviewing financial results and development plans for the company

99.3	Cellectar Biosciences, Inc. corporate presentation dated August 2015

99.4	Press release dated August 7, 2015, entitled “Cellectar Biosciences to Host Conference Call on August 12th to Discuss Second Quarter Financial Results and Provide Update on Development Plans”

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Number	Title
99.1	Press release dated August 12, 2015, entitled “Cellectar Biosciences Announces 2nd Quarter Financial Results”

99.2	Transcript of conference call from August 12, 2015, reviewing financial results and development plans for the company

99.3	Cellectar Biosciences, Inc. corporate presentation dated August 2015

99.4	Press release dated August 7, 2015, entitled “Cellectar Biosciences to Host Conference Call on August 12th to Discuss Second Quarter Financial Results and Provide Update on Development Plans”

4